

Immunic THERAPEUTICS

Immunic Therapeutics

Fourth Quarter and Year End 2022 Financial Results and Corporate Update

NASDAQ: IMUX | February 23, 2023

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; the potential for IMU-838 and the Company's other product candidates to safely and effectively target and treat the diseases mentioned herein; the impact of future preclinical and clinical data on IMU-838 and the Company's other product candidates; the availability or efficacy of Immunic's potential treatment options that may be supported by trial data discussed herein; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; COVID-19 and the armed conflict in Ukraine; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission.

Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Agenda

Fourth Quarter and Year End 2022 Financial Results and Corporate Update

Immunic THERAPEUTICS

01

Fourth Quarter 2022 and Subsequent Highlights

October: Closed USD 60 Million Private Placement, Extending Cash Runway Into Q4/2024

Summary	▪ Private investment in public equity ("PIPE") financing ▪ Aggregate of 8,696,552 shares of common stock at a price of $4.35 per share, and pre-funded warrants to purchase up to an aggregate of 5,096,552 shares of common stock at a purchase price of $4.34 per pre-funded warrant share with an exercise price of $0.01 per share ▪ **Reflecting a 10% premium** to IMUX's closing price on October 7, 2022 on NASDAQ
Gross / Net Proceeds	▪ **USD 60.0 million / USD 56.0 million**
Participating Investors	▪ Participation from **new and existing institutional investors**
Closing Date	▪ October 12, 2022
Lead Placement Agent / Placement Agent	▪ SVB Securities / Piper Sandler

Immunic THERAPEUTICS

October: Reported Group-Level Interim Data of Phase 1b Clinical Trial of IMU-935 in Moderate-to-Severe Psoriasis



Identifying Therapeutic Activity of IMU-935 in Moderate-to-Severe Psoriasis Patients

- 28-day double-blind, placebo-controlled dose escalation trial to evaluate safety, tolerability, pharmacodynamics, pharmacokinetics and exploratory efficacy of IMU-935 in patients with moderate-to-severe psoriasis
- Initial two dose cohorts of 150 mg QD and 150 mg BID of IMU-935 did not yet achieve clinical proof-of-concept
  - Group-level interim analysis revealed unexpected high placebo rate; two active arms did not separate from placebo at four weeks
  - Administration of IMU-935 and placebo were safe and well-tolerated, no new safety signals observed
  - Immunic expects to continue IMU-935 development in psoriasis and will determine next steps for the program
  - Immunic plans to provide further updates and guidance on potential next steps towards end of Q1/2023

QD: quaque die = once-daily; BID: bis in die = two times daily

Immunic THERAPEUTICS


Is Everything Different?
Immunic THERAPEUTICS
Latest Exciting Scientific Findings and Their Effect on The Multiple Sclerosis Treatment Landscape
Immunic's Multiple Sclerosis R&D Webcast
Thursday, November 17, 2022
11:00am – 1:30pm Eastern Time
AGENDA
11:00 – 11:05: Welcome and Introductions
11:05 – 11:10: Vidofludimus Calcium: Mode of Action
11:10 – 11:30: Vidofludimus Calcium: Phase 2 EMPhASIS Trial in RRMS
11:30 – 12:00: Featured KOL: Fred D. Lublin, MD
12:00 – 12:10: Vidofludimus Calcium: Antiviral Data
12:10 – 12:30: Featured KOL: Lawrence Steinman, MD
12:30 – 13:00: Featured KOL: Heinz Wiendl, MD
13:00 – 13:10: Vidofludimus Calcium: Ongoing ENSURE and CALLIPER Programs
13:10 – 13:20: Vidofludimus Calcium: Strategy and Positioning
13:20 – 13:30: Q&A Session and Closing
FEATURED KEY OPINION LEADERS
Fred D. Lublin, MD
Saunders Family Professor of Neurology
Director, The Corinne Goldsmith Dickinson Center for Multiple Sclerosis
Icahn School of Medicine Mount Sinai Hospital New York, NY, USA
Lawrence Steinman, MD
Professor of Neurology and Neurological Sciences, Pediatrics, and Genetics
Stanford University School of Medicine
Department of Neurology & Neurological Sciences Stanford, CA, USA
Heinz Wiendl, MD, PhD
Director Department of Neurology with Institute of Translational Neurology
University of Münster Münster, Germany
IMMUNIC SPEAKERS
Daniel Vitt, PhD
Chief Executive Officer & President
Hella Kohlhof, PhD
Chief Scientific Officer
Andreas Muehler, MD
Chief Medical Officer

November: Hosted Virtual Multiple Sclerosis R&D Webcast

Is Everything Different? Latest Exciting Scientific Findings and Their Effect on the MS Treatment Landscape

- Featured key opinion leaders:
  - Fred D. Lublin, MD, Icahn School of Medicine, Mount Sinai Hospital
  - Lawrence Steinman, MD, Stanford University School of Medicine
  - Heinz Wiendl, MD, PhD, University of Münster, Germany
- Immunic speakers:
  - Daniel Vitt, PhD, CEO & President
  - Hella Kohlhof, PhD, CSO
  - Andreas Muehler, MD, CMO
- Recording: https://www.youtube.com/watch?v=JAocmnOTQhg

November: Reported New Data From Phase 2 EMPhASIS Trial in RRMS Supporting Vidofludimus Calcium's Neuroprotective Potential



- Data showed encouraging signals for vidofludimus calcium for preventing or delaying confirmed disability worsening
- Long-term open-label treatment associated with a low rate of confirmed disability worsening over time
- Compares favorably to historical trial data for currently available multiple sclerosis treatments

February: Hosted Virtual Celiac Disease R&D Webcast


Treatment of Celiac Disease
Immunic THERAPEUTICS
Current Pathways for Drug Development & Persistent Disease Activity Despite Gluten-Free Diet as the Unmet Medical Need
AGENDA
11:00 – 11:05: Welcome and Introductions
11:05 – 11:20: Introduction to Celiac Disease
11:20 – 11:30: Celiac Disease Treatment Landscape
11:30 – 11:35: Interleukin-2 Response Following Gluten Ingestion
11:35 – 11:55: Expert Presentation: Joseph A. Murray, MD
11:55 – 12:05: Mechanism of Action and Preclinical Data for IMU-856
12:05 – 12:25: Expert Presentation: Michael Schumann, MD
12:25 – 12:35: Q&A With the Two Experts
12:35 – 12:45: Clinical Overview for IMU-856
12:45 – 13:00: Q&A Session and Closing
Immunic's Celiac Disease R&D Webcast
Thursday, February 9, 2023
11:00am - 1:00pm Eastern Time
FEATURED KEY OPINION LEADERS
Joseph A. Murray, MD
Professor of Medicine
Director, Celiac Disease Research
John and Shirley Berry Professor of Gastrointestinal Sciences
Division of Gastroenterology and Hepatology, Department of Internal Medicine
Mayo Clinic, Rochester, MN
Michael Schumann, MD
Attending Physician in Internal Medicine and Gastroenterology
Department of Gastroenterology, Infectious Diseases and Rheumatology
Campus Benjamin Franklin
Charité – Universitätsmedizin Berlin
Register Now
The Celiac Disease R&D webcast will be held virtually via Zoom. To participate, please register in advance at:
Registrants will receive a confirmation email containing a link for online participation or a telephone number for dial in access.
IMMUNIC SPEAKERS
Daniel Vitt, PhD
Chief Executive Officer & President
Hella Kohlhof, PhD
Chief Scientific Officer
Andreas Muehler, MD
Chief Medical Officer

Current Pathways for Drug Development & Persistent Disease Activity Despite Gluten-Free Diet as the Unmet Medical Need

- Featured key opinion leaders:
  - Joseph A. Murray, MD, Mayo Clinic, Rochester, MN
  - Michael Schumann, MD, Charité – Universitätsmedizin Berlin
- Immunic speakers:
  - Daniel Vitt, PhD, CEO & President
  - Hella Kohlhof, PhD, CSO
  - Andreas Muehler, MD, CMO
- Recording: https://www.youtube.com/watch?v=xsPJQHpw-BI

Immunic THERAPEUTICS

February: Announced Presentation of Data From Phase 2 EMPhASIS Trial at ACTRIMS Forum 2023



Assessment of effect of vidofludimus calcium on confirmed disability worsening in the blinded treatment and open-label extension periods of the phase 2 study (EMPhASIS) in relapsing-remitting multiple sclerosis
The eighth annual Americas Committee for Treatment and Research in Multiple Sclerosis Forum 2023
Background
Objective
Methods
Results
Conclusion

- Eighth annual Americas Committee for Treatment and Research in Multiple Sclerosis (ACTRIMS) Forum 2023
- February 23-25 in San Diego, California
- Poster Presentation: Robert J. Fox, M.D., Staff Neurologist, Mellen Center for Multiple Sclerosis, Vice-Chair for Research, Neurologic Institute, Cleveland Clinic, Cleveland, Ohio
- Data from the blinded and open-label extension parts of Immunic's phase 2 EMPhASIS trial of vidofludimus calcium in RRMS

Immunic THERAPEUTICS

02

Financial and Operating Results

Condensed Consolidated Statements of Operations

(In thousands, except share and per share amounts, unaudited)

	Years Ended December 31,	
	2022	2021
Operating expenses:		
Research and development	$ 71,255	$ 61,115
General and administrative	15,263	13,300
Goodwill impairment	32,970	—
4SC Royalty Settlement	—	17,250
Total operating expenses	119,488	91,665
Loss from operations	(119,488)	(91,665)
Other income (expense):		
Interest income	1,041	66
Other expense, net	(1,960)	(1,346)
Total other expense	(919)	(1,280)
Net loss	$ (120,407)	$ (92,945)
Net loss per share, basic and diluted	$ (3.78)	$ (3.93)
Weighted-average common shares outstanding, basic and diluted	31,819,006	23,652,779

→ $116.4 million in cash, cash equivalents and investments as of December 31, 2022 are expected to **fund operations into the fourth quarter of 2024**

Immunic THERAPEUTICS

03

Anticipated Clinical Milestones

Vidofludimus Calcium in Multiple Sclerosis

Straightforward Approval Strategy

Phase 3 ENSURE Program in RMS[1]

- Two identical pivotal trials in RMS patients
- Goal: Low risk clinical program for regulatory approval of vidofludimus calcium
- Dosage: 30 mg vidofludimus calcium QD

Phase 2 CALLIPER Trial in PMS[2]

- Phase 2 trial in PMS patients
- Goal: Demonstrate vidofludimus calcium's potential for neuroprotective activity in a non-relapse setting
- Dosage: 45 mg vidofludimus calcium QD


CALLIPER Interim Analysis H2/2023
CALLIPER Readout End of 2024
ENSURE Interim Analysis Late 2024
ENSURE-1 Readout End of 2025
H1
H2
H1
H2
H1
H2
H1
TODAY
2023
2024
2025
2026

[1] ClinicalTrials.gov: NCT05134441 & NCT05201638; [2] ClinicalTrials.gov: NCT05054140
RMS: relapsing multiple sclerosis; PMS: progressive multiple sclerosis; QD: quaque die = once-daily

IMU-935 Phase 1 Clinical Trial in Psoriasis



Immunic expects to provide further updates and guidance on potential next steps for the phase 1 clinical trial of IMU-935 in moderate-to-severe psoriasis towards the end of Q1/2023.

IMU-856 Phase 1 Clinical Trial in Celiac Disease



Initial data from the ongoing Part C of the phase 1 clinical trial of IMU-856 in celiac disease patients is expected to be available in mid-2023.

Immunic THERAPEUTICS

04

Q&A Session

05

Summary and Highlights

Advanced Clinical Pipeline

Three Differentiated Programs in Various Phases of Clinical Development

Program	Target	Preclinical	Phase 1	Phase 2	Phase 3
Vidofludimus Calcium (IMU-838)	DHODH	Relapsing Multiple Sclerosis (RMS) – ENSURE Trials			
		Progressive Multiple Sclerosis (PMS) – CALLIPER Trial			
Izumerogant (IMU-935)	IL-17 / RORγt	Psoriasis			
		Castration-Resistant Prostate Cancer (CRPC)			
IMU-856	Intestinal Barrier Function	Celiac Disease			

Key Milestones

- Initial phase 1b celiac disease data of IMU-856 expected in mid-2023
- Interim analysis of CALLIPER trial in PMS planned after half of the patients completed 24 weeks of treatment, estimated for H2/2023
- Interim analysis of first ENSURE trial in RMS planned after approximately half of the events occurred, estimated for late 2024
- CALLIPER trial estimated to readout end of 2024
- ENSURE-1 trial estimated to readout end of 2025, ENSURE-2 soon thereafter

Immunic THERAPEUTICS

Thank You!



Jessica Breu

Head of IR & Communications

Phone: +49-89-2080477-09

Email: ir@imux.com

Web: www.imux.com

Immunic, Inc.
1200 Avenue of the Americas
New York City, NY 10036
USA



Immunic AG
Lochhamer Schlag 21
82166 Gräfelfing (Munich)
Germany

Immunic Australia Pty. Ltd.
Melbourne
Australia

Immunic THERAPEUTICS